SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 10549

                              ____________________



                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934



                  Filed by the Registrant                     |X|
                  Filed by a Party other than the Registrant  |_|

                  Check the appropriate box:
                  |_|      Preliminary Proxy Statement
                  |_|      Confidential, for Use of the Commission Only
                           (as permitted by Rule 14a-6(e)(2))
                  |X|      Definitive Proxy Statement
                  |_|      Definitive Additional Materials
                  |_|      Soliciting Material Pursuant toss. 240.14a-11(c)
                           orss. 240.14a-12



                          AG-BAG INTERNATIONAL LIMITED
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

        Payment  of  Filing  Fee  (check  the  appropriate  box):
        |X| No  fee  required

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE AG-BAG LANE
                             WARRENTON, OREGON 97146


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 2, 2003


TO THE STOCKHOLDERS OF AG-BAG INTERNATIONAL LIMITED:

The Annual Meeting of Stockholders (the "Annual Meeting") of Ag-Bag International Limited, a Delaware corporation (the "Company") will be held at the offices of the Company, 2320 SE Ag-Bag Lane, Warrenton, Oregon, on Monday, June 2, 2003, at 9:00 A.M. local time, for the following purposes:


1. Electing two directors to serve for a three-year term and until their successors are elected and qualified;

2. Ratifying the appointment of Moss Adams LLP as independent public accountants for the fiscal year ended December 31, 2003; and

3. Transacting such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 14, 2003 as the record date. Only stockholders of record as of such date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            LouAnn Tucker, Secretary
Warrenton, Oregon
April 28, 2003








 ------------------------------------------------------------------------------
 ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU CHOOSE TO ATTEND THE ANNUAL MEETING.
 ------------------------------------------------------------------------------

                          AG-BAG INTERNATIONAL LIMITED
                              2320 SE AG-BAG LANE
                            WARRENTON, OREGON 97146
                                 (503) 861-1644

                     ______________________________________

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 2, 2003
                     ______________________________________

 ------------------------------------------------------------------------------
                                  SOLICITATION
 ------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors of Ag-Bag International Limited, a Delaware corporation, (the "Company"), in connection with the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2320 SE Ag-Bag Lane, Warrenton, Oregon 97146 on June 2, 2003, at 9:00 a.m. local time. Copies of this proxy statement and the accompanying notice and proxy are being mailed to the stockholders on or about April 28, 2003.

The Company will pay the expense of this solicitation. The Company will make solicitations primarily by the use of the mails. If necessary to obtain reasonable representation of stockholders at the annual meeting, solicitations made by the Company may also be made by telephone, electronic communications, or personal interview. Regular employees of the Company, who will not be additionally compensated therefor, if any, will make such further solicitation. The Company will request brokers, banks or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies and will reimburse brokers or other persons for their expenses in so doing. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

 ------------------------------------------------------------------------------
                                 VOTING MATTERS
 ------------------------------------------------------------------------------

RECORD DATE INFORMATION
-----------------------
The Board of Directors has fixed the close of business on April 14, 2003 as the record date. Only stockholders of record at the close of business on April 14, 2003 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, 11,956,991 shares of Common Stock, $0.01 par value per share, were outstanding (the "Outstanding Shares").

QUORUM
------
A quorum of stockholders is necessary to hold a valid meeting. If at least a majority of Ag-Bag International stockholders are present in person or by proxy, a quorum will exist. When a proxy in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR the election of each nominee to the Board of Directors named in this Proxy Statement and FOR the ratification of the appointment of Moss Adams LLP as the Company's independent public accountants and such votes will be counted toward determining a quorum.

VOTE NECESSARY FOR ACTION
-------------------------
Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. If a quorum is present, each nominee for election to the Board of Directors will be elected by a plurality of the votes cast by holders of the Outstanding Shares. The appointment of Moss Adams LLP will be ratified if Proposal 2 receives the affirmative vote of a majority of the Outstanding Shares represented at the Annual Meeting. Abstentions and other non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting, but will not be counted in calculating a plurality as to a particular nominee. An abstention or non-vote has the effect of a vote against Proposal 2.

REVOCABILITY OF PROXY
---------------------
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The stockholder may revoke a proxy given in response to this solicitation by (i) delivering a written notice of revocation, or later-dated proxy, to the Secretary of the Company, or (ii) attending the meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.


 ------------------------------------------------------------------------------
                          THE AG-BAG BOARD OF DIRECTORS
 ------------------------------------------------------------------------------

STRUCTURE

The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of not more than 12 members with the exact number to be determined by the Board of Directors. Members of the Board of Directors are elected for a term of three years or until their successors are elected. Currently, the Board of Directors has fixed the number of Class I, II, and III directors at two and has fixed the number of directors constituting the Board of Directors at six.

The Company has a classified Board of Directors currently consisting of six directors: two Class I directors, Messrs. Foster and Weber; two Class II directors, Messrs. DeMatteo and Schuette; and two Class III directors, Messrs. Inman, and Cunningham. At each Annual Meeting, the members of one class of directors are elected for a term of three years to succeed those directors whose terms expire at that Annual Meeting. The terms of the Class II directors expire at the 2003 Annual Meeting. The Board of Directors has nominated Arthur P. Schuette and James C. DeMatteo as Class II directors ("Nominees"). Messrs.
Schuette and DeMatteo are members of the present Board of Directors and have consented to continue to serve as directors.

If any Nominee becomes unable to serve prior to the Annual Meeting, the proxy holders will have the discretion to vote for a replacement nominee.

         PROPOSAL 1 -- ELECTION OF DIRECTORS


CLASS II - DIRECTORS UP FOR ELECTION THIS YEAR FOR TERMS EXPIRING IN 2006

         -     ARTHUR P.  SCHUETTE,  63, Vice  President of Sales (since  1991);
               Treasurer of the Company (1990-1999); Treasurer of Ag-Bag Corporation (1983-1991) (former subsidiary of the Company). Mr. Schuette has been a director of the Company since 1990.

         - JAMES C. DEMATTEO, 46, Manager of dairy business development, Cargill Animal Nutrition Western Business Unit, a nutrition group of Cargill, (since 1999); Dairy nutritionist, Cargill Animal Nutrition (1994-1999); Director, Dairy Vision Group, a dairy business group of Cargill, (since 2001); Member, Applied Dairy Technology Team, a technical and scientific advisory group within Cargill Animal Nutrition, a nutrition group of Cargill, (since
               1994).  Mr.  DeMatteo  has been a director of the  Company  since
               2002.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES PRESENTED IN PROPOSAL 1.

CLASS III - DIRECTORS REMAINING IN OFFICE UNTIL 2004

         - LARRY R. INMAN, 52, Chairman of the Board (1990-2000; 2002 to present); President of the Company (since 1993); President of Ag-Bag Corporation (1984-1989) (former subsidiary of the Company) and Chairman (1989-1994). Mr. Inman has been a director of the Company since 1990.

         - LEMUEL E. CUNNINGHAM, 81, Vice President of the Company (1990-1996); Owner/Operator of Post Oaks Ranch and Cunningham Cattle and Feed Company (since 1958). Mr. Cunningham has been a director of the Company since 1990.

CLASS I - DIRECTORS REMAINING IN OFFICE UNTIL 2005

         - MICHAEL W. FOSTER, 62, President of Astoria Pacific Industries, Inc., an investment company, (since 1989); educator (1976-1996); executive director of Clatsop Community College Foundation, a nonprofit foundation (since 1999); advisory board member of US Bank Corp. (since 2002). Mr. Foster has been a director of the Company since 1990.

         - UDO WEBER, 39, Managing director of BAG-Budissa an agriculture company, (since 1994); Managing director of BAW, a bag distribution  company  (joint  venture with the  Company)  (since
               1997); Managing director of Ag-Bag Polska, an Ag-Bag distribution company (a subsidiary of BAW) (since 1999). Mr. Weber has been a director of the Company since 2002.

BOARD MEETINGS AND COMMITTEES

In 2002, the Board of Directors met four times. In addition to those meetings, directors attended meetings of individual board committees. Each director attended more than 75% of the aggregate number of meetings of the Board and committees during the period for which such director was a member of the Board and any such Committee.

Our Board has 3 standing committees.

The AUDIT COMMITTEE reviews the Company's annual audit and any comments or management reports issued in connection therewith and reports to the Board of Directors on any matters it believes should be brought to the Board's attention. It is also responsible for reviewing the Company's conflicts of interest, if any, and reviews matters relating to disclosure, corporate practices, regulatory and financial reporting, accounting procedures and policies, and financial and accounting controls. The Audit Committee also recommends the independent auditor for appointment by the Board and reviews updates on emerging accounting and auditing issues provided by the independent auditor and by management, to assess their potential impact on the Company. All directors serving on the Audit Committee are "independent" as defined in the NASD Marketplace Rule 4200(a)15. During 2002, the Audit Committee held three meetings.

The COMPENSATION COMMITTEE assists the Board of Directors in fulfilling its responsibilities in connection with the compensation of Company directors, officers and employees. It performs this function by recommending standards for the Company's compensation programs and plans, including various incentive compensation, retirement and other benefit plans. The Compensation Committee members, along with the Board of Directors, participated in the deliberations concerning executive officer compensation. During 2002, the Compensation Committee held one meeting.

The EXECUTIVE COMMITTEE assists the Board on corporate governance issues and strategic planning. The Executive Committee consists of the Chairman of the Board and one non-management director. The Executive Committee also acts as the nominating committee and makes recommendations to the Board regarding appropriate size and composition of the Board. The Executive Committee will consider director nominees from stockholders for election at the annual stockholders' meeting. Stockholder nominations must be in writing and received by the Company's Corporate Secretary not later than ninety days in advance of the meeting. During 2002, the Executive Committee held two meetings.

--------------------------------------------------------------------------------------------------------------
                                             COMMITTEE MEMBERSHIP
--------------------------------------------------------------------------------------------------------------
                                                               AUDIT          COMPENSATION          EXECUTIVE
------------------------------------------------------ ---------------- ------------------- ------------------
Lemuel E. Cunningham (Non-Management Director)                                         |X|
------------------------------------------------------ ---------------- ------------------- ------------------
James C. DeMatteo (Non-Management Director)                        |X|
------------------------------------------------------ ---------------- ------------------- ------------------
Michael W. Foster (Non-Management Director)                *       |X|        *        |X|
------------------------------------------------------ ---------------- ------------------- ------------------
Larry R. Inman                                                                                  *         |X|
------------------------------------------------------ ---------------- ------------------- ------------------
Arthur P. Schuette
------------------------------------------------------ ---------------- ------------------- ------------------
Udo Weber (Non-Management Director)                                |X|                                    |X|
------------------------------------------------------ ---------------- ------------------- ------------------

*Chairman of Committee

 ------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
 ------------------------------------------------------------------------------

Currently, there are 174,000 outstanding shares of Preferred Stock, Series A, owned by the Lemuel E. Cunningham Trust and by members of Mr. Cunningham's family. The Company maintains life insurance on the life of Mr. Cunningham in the amount of $1,000,000 for the purpose of redeeming the Preferred Stock at a price of $4 per share in the event of his death.

The Company purchases its Tri-Dura(R) rolls from a company owned by Steven G. Ross ("Supplier") pursuant to a supply agreement. Steven G. Ross is a 15.05% stockholder in the Company and owner of a company which competes with the Company's Tri-Dura(R) bags. The supply agreement provides that the Company purchase all of its plastic rolls, with certain exceptions, from Supplier through at least December 31, 2007. Thereafter, either the Company or Supplier may terminate the Supply Agreement upon two years' prior written notice. The Company may purchase plastic rolls from other suppliers to the extent Supplier is unable to supply plastic rolls under the Supply Agreement. The Company purchased all of its Tri-Dura(R) rolls from the Supplier during 2002 with payments to the Supplier exceeding $7 million.

 ------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
 ------------------------------------------------------------------------------

The Audit Committee of Ag-Bag International Board of Directors is comprised of three independent directors and operates under a written charter adopted by the Board (see Appendix I).

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants ("auditors") are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted audit standards and issuing a report thereon. The Audit Committee's responsibility is to monitor these processes. In this regard, the Audit Committee meets with management and the auditors at each committee meeting. The committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities and the authority to retain such outside counsel experts, and other advisors as it determines appropriate to assist it in the conduct of any such investigation. In addition, the Audit Committee recommends to the Board the appointment of the Company's auditors.

In this context, the Audit Committee has discussed with the Company's auditors the overall scope and plans for the independent audit. The Audit Committee reviewed and discussed the audited financial statements with management and management represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company's audited financial statements included the auditors' judgments about the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards No. 61 Communication with Audit Committees, as amended by SAS No. 90 Audit Committee Communications. Management and the auditors also made presentations to the Audit Committee during the year on the applicability of new accounting releases, the Company's critical accounting policies, and the legislative history and substantive requirements of the Sarbanes-Oxley Act of 2002.

The Company's auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and the Audit Committee discussed the auditors' independence with management and the auditors. In addition, the Audit Committee considered whether other non-audit consulting services provided by the auditors' firm are compatible with maintaining the auditors' independence.

Based on (i) the Audit Committee's  discussion with management and the auditors,
(ii) the Audit Committee's review of representations of management, and (iii) the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission. This report shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

                                                     Michael W. Foster, Chairman
                                                     James C. DeMatteo
                                                     Udo Weber


AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES, AND ALL OTHER FEES

Fees paid to our auditors' firm were comprised of the following:

--------------------------------------------------------------------------------
  Audit Fees(1)....................................................  $    71,195
  Financial Information Systems Design and Implementation Fees.....  $       -0-
  All other fees(2)................................................  $    29,215

(1)2002 Financial Statement Audit and Quarterly Reviews of Forms 10-Q
(2)Relates to services consisting primarily of income tax return preparation, planning and consulting, and various other consulting matters.
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS
                             (AS OF MARCH 25, 2003)
 ------------------------------------------------------------------------------

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 25, 2003, by (i) each director, director nominee and named executive officer; (ii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; and (iii) all directors and executive officers as a group. Except as otherwise indicated in the notes below, each person whose ownership is reported has sole voting power and sole dispositive power as to the number of shares shown.

NAME AND ADDRESS                                                        AMOUNT AND NATURE OF                PERCENT OF CLASS
OF BENEFICIAL OWNER                                                     BENEFICIAL OWNERSHIP                  OUTSTANDING
-------------------                                                     --------------------                ----------------
Steven G. Ross                                                                1,800,000                          15.05%
2000 West Marshall Dr.
Grand Prairie, TX  75051

Lemuel E. Cunningham                                                          1,392,579            (1)           11.57%
7000 W. Seven Rivers Dr.
Crystal River, FL  34429
Director

Peter Cundhill & Associates (Bermuda) Ltd.                                    1,138,700                          9.52%
Peter Cundhill Holdings (Bermuda) Ltd.
The Peter Cundhill Trust
15 Alton Hill
Southampton SN01
Bermuda

Larry R. Inman                                                                 996,881                           8.34%
2320 SE Ag-Bag Lane
Warrenton, OR  97146
Chairman of the Board, Director, &
President

Michael W. Foster                                                              304,260             (2)           2.53%
1636 Irving St.
Astoria, OR  97103
Director

Arthur P. Schuette                                                             267,959             (3)           2.24%
513 Porters Neck Rd.
Wilmington, NC  28411
Director & Vice President of Sales








                                     Page 8

NAME AND ADDRESS                                                        AMOUNT AND NATURE OF                PERCENT OF CLASS
OF BENEFICIAL OWNER                                                     BENEFICIAL OWNERSHIP                  OUTSTANDING
-------------------                                                     --------------------                ----------------

Walter L. Jay                                                                  133,297                           1.11%
190 Grant St.
Blair, NE  68008
Vice President of Manufacturing

Michael R. Wallis                                                              44,057                              *
2320 SE Ag-Bag Lane
Warrenton, OR  97146
Chief Financial Officer & Vice President of Finance

Udo Weber                                                                      30,000              (4)             *
Birnenalle 10
OT Kleinbautzen
02694 Malschwitz
Germany
Director

James C. DeMatteo                                                              20,000              (5)             *
9011 Lone Oak Drive
Valley Springs, CA  95252
Director

Michael J. Schoville                                                           82,379              (6)             *
6912 Capital View Ct.
Johnston, IA  50131
Chief Executive Officer

All directors and officers as a group (10 persons)                            3,507,824            (7)           28.81%

________________________________________________________________________________
* less than 1%

(1) Includes 1,312,579 shares held by the Lemuel E. Cunningham Living Trust, of which Mr. Cunningham is the trustee, and 80,000 shares issuable upon exercise of options granted to Mr. Cunningham under the Non-Employee Director Stock Option Plan.

(2) Includes 5,118 shares owned by Astoria Pacific Industries, Inc., of which Mr. Foster is the President and 80,000 shares issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan.

(3)  Includes 266,979 shares held jointly with Mr. Schuette's wife.

(4) Includes 10,000 shares of Common Stock issuable upon exercise of options granted under the Incentive Stock Option Plan and 20,000 shares of Common Stock issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan.

(5) Includes 20,000 shares of Common Stock issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan.

(6) Includes 10,000 shares of Common Stock issuable upon exercise of options granted under the Incentive Stock Option Plan.

(7) Includes 200,000 shares issuable upon exercise of options granted under the Non-Employee Director Stock Option Plan, and 20,000 shares issuable upon exercise of options granted under the Incentive Stock Option Plan.

 ------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
 ------------------------------------------------------------------------------

The following performance graph compares cumulative total return for Company stockholders over the past five years against the cumulative total return of the Standard & Poor's 500 Stock Index, and against the Standard & Poor's Machinery Group Index. The graph assumes $100 is invested in Company stock and each of the other two indices at the closing market quotation on December 31, 1997 and dividends are reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                                 [GRAPH OMITTED]

                     1997      1998       1999       2000      2001       2002
                     ----      ----       ----       ----      ----       ----
Ag-Bag            $ 100.00  $  82.35   $  76.45   $  64.71  $  39.53   $  41.41
S&P 500           $ 100.00  $ 128.58   $ 155.63   $ 141.46  $ 124.66   $  97.12
S&P Mach.         $ 100.00  $  86.34   $ 101.82   $  98.90  $ 106.88   $ 104.50

Although the companies included in the Standard & Poor's Machinery Group Index generally have a larger market capitalization than the Company, such companies are believed to provide the closest peer group representation with respect to the industry served by the Company.

This performance graph shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

 ------------------------------------------------------------------------------
                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION
 ------------------------------------------------------------------------------

The underlying objectives of the Company's compensation strategy are to attract and retain the best possible executive talent, to motivate those executives to achieve optimum operating performance for the Company, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions as well as overall business results. There are three components to the Company's executive compensation: base salary, long-term incentives in the form of stock options, and incentive (bonus) payments.

Base Salary. Base salary for each executive officer, other than for Michael J. Schoville and Larry R. Inman, was subjectively determined by an assessment of his or her sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, and current salary in relation to salary levels for comparable positions in the industry, based on the Company's general awareness of such salary levels.

Long-Term  Incentives.  Stock  options  are  periodically  granted  to the Chief
Executive Officer and other executive officers to encourage management of the Company from the perspective of an owner with an equity interest in the Company. Vesting is used to encourage key employees to continue in the employ of the Company.

Annual Incentives. The Company's executive officers receive an annual bonus from the Company under their employment agreements. There were no bonus payments made in the fiscal year ended December 31, 2002.

Chief Executive Officer. Mr. Schoville's compensation is based on his employment arrangement with the Company, which provides for a base salary and has a bonus provision of 2.5% of the net income of the Company. Mr. Schoville's compensation as set forth in his employment arrangement is derived from the value of his industry expertise and the compensation of comparable industry executives.

The Company does not have any "Excessive  Employee  Remuneration"  as defined in section 162(m) of the Internal Revenue Code.

This report shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

                                        Michael W. Foster, Chairman
                                        Lemuel E. Cunningham

 ------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
 ------------------------------------------------------------------------------

The following table sets forth certain information for each of the years ended December 31, 2002, 2001 and 2000, regarding compensation accrued or paid by the Company to (1) the Company's Chief Executive Officer, and (2) each executive officer of the Company who accrued or was paid compensation in excess of $100,000 in the year ended December 31, 2002 (the "Named Executive Officers"):

--------------------------------------------------------------------------------------------------------------
                                    SUMMARY COMPENSATION TABLE
                               -------------------------------------------------------------------------------
                                    ANNUAL COMPENSATION                  LONG TERM COMPENSATION
---------------------------- ------- ----------- -------- ------------- ----------- ------------ -------------
                                                           OTHER ANNUAL  RESTRICTED   SECURITIES    ALL OTHER
NAME AND PRINCIPAL POSITION             SALARY     BONUS   COMPENSATION    STOCK      UNDERLYING  COMPENSATION
                               YEAR       ($)       ($)        ($)       AWARDS ($)  OPTIONS (#)       ($)
---------------------------- ------- ----------- -------- ------------- ----------- ------------ -------------
Michael J. Schoville,          2002     91,667       -          -            -          30,000        810 (4)
CEO                            2001        -         -          -            -            -             -
                               2000        -         -          -            -            -             -
---------------------------- ------- ----------- -------- ------------- ----------- ------------ -------------
Larry R. Inman,                2002     108,000      -      14,400 (1)       -            -             -
President                      2001     108,000   11,576    14,400 (1)       -            -             -
                               2000     108,000   13,700    14,400 (1)       -            -         3,474 (2)
---------------------------- ------- ----------- -------- ------------- ----------- ------------ -------------
Michael R. Wallis,             2002     90,000       -      4,800 (3)        -            -             -
CFO & VP of Finance            2001     90,000    11,576    4,800 (3)        -            -             -
                               2000     88,500    13,700    4,800 (3)        -            -         4,764 (2)
---------------------------- ------- ----------- -------- ------------- ----------- ------------ -------------
Walter L. Jay,                 2002     90,000       -      5,400 (3)        -            -             -
VP of Mfg.                     2001     90,000    11,576    5,400 (3)        -            -             -
                               2000     88,500    13,700    5,400 (3)        -            -         4,752 (2)
---------------------------- ------- ----------- -------- ------------- ----------- ------------ -------------

(1) Includes a $4,800 automobile expense allowance and a $9,600 farm-related expense allowance.
(2) Constitutes matching cash contributions by the Company under the Company's 401(k) plan.
(3)  Automobile expense allowance.
(4)  Dollar  value  of  term  life  insurance  premium  paid  on  behalf  of Mr.
     Schoville.

30,000 options were granted to the Company's chief executive officer during the last fiscal year. No stock appreciation rights were granted to, or exercised by the Company's executive officers during the last fiscal year.

----------------------------------------------------------------------------------------------------------------------
                                       OPTION GRANTS IN 2002
----------------------------------------------------------------------------------
                                             INDIVIDUAL GRANTS
----------------------------------------------------------------------------------
                                        % OF TOTAL
                          NUMBER OF      OPTIONS                                      POTENTIAL REALIZABLE VALUE
                          SECURITIES    GRANTED TO                                     AT ASSUMED ANNUAL RATES
                          UNDERLYING    EMPLOYEES       EXERCISE                     OF STOCK PRICE APPRECIATION
                           OPTIONS      IN FISCAL        PRICE        EXPIRATION         FOR OPTION TERM (2)
         NAME          GRANTED (#) (1)  YEAR 2002   PER SHARE ($/SH)     DATE     ------------------------------------
                                                                                         5%               10%
----------------------------------------------------------------------------------------------------------------------
Michael J. Schoville        30,000         100%          $0.25         1/22/07        $2,100            $4,500
----------------------------------------------------------------------------------------------------------------------

(1) Granted under Incentive Stock Option Plan. Options vest at the rate of one-third per year over the three years following the grant.

(2) The dollar amount under this column reflect the 5% and 10% rates of appreciation prescribed by the Securities and Exchange Commission. The 5% and 10% rates of appreciation would result in per share prices of $.32 and $.40, respectively.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                              AGGREGATED FISCAL YEAR-END OPTION/SAR EXERCISES AND VALUES

                                                    -------------------------------------------------------------------
                                                      NUMBER OF SECURITIES UNDERLYING   VALUE OF UNEXERCISED IN-THE-
----------------------------------------------------   UNEXERCISED OPTIONS/SARS AT         MONEY OPTIONS/SARS AT
                      SHARES ACQUIRED      VALUE           DECEMBER 31,2002 (#)             DECEMBER 31,2002 ($)
        NAME          ON EXERCISE (#)  REALIZED ($)     (EXERCISABLE/UNEXERCISABLE)      (EXERCISABLE/UNEXERCISABLE)
-----------------------------------------------------------------------------------------------------------------------
Michael J. Schoville         0               0                 10,000/20,000                  $2,200/$4,400 (1)
-----------------------------------------------------------------------------------------------------------------------
Larry R. Inman               0               0                      0/0                             $0/$0
-----------------------------------------------------------------------------------------------------------------------
Michael R. Wallis            0               0                      0/0                             $0/$0
-----------------------------------------------------------------------------------------------------------------------
Walter L. Jay                0               0                      0/0                             $0/$0
-----------------------------------------------------------------------------------------------------------------------

(1) Calculated based on the closing market price of the Company's Common Stock on December 31, 2002 at $.22 per share as reported on the OTC Bulletin Board.

DIRECTOR COMPENSATION

Of our current Board members, Mr. Inman and Schuette are salaried employees of the Company. Board members that are not salaried employees of the Company receive separate compensation for Board service. For 2003, that compensation includes:
--------------------------------------------------------------------------------
ATTENDANCE FEES:                    $1,000 for each in-person Board meeting
                                    $  500 for each Board committee meeting
                                    Expenses related to attendance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STOCK OPTIONS:                      Per Non-Employee Director Stock Option Plan*
--------------------------------------------------------------------------------
*Pursuant to the Company's Non-Employee Director Stock Option Plan, adopted in 1996, each non-employee director receives an initial option to purchase 50,000 shares of the Company's Common Stock, ("Common Stock"), which vest over a three year period at the rate of 40% after six months, 40% after two years and 20% after three years. At each annual meeting, directors who have served a three-year term receive an annual option to purchase 10,000 shares of Common Stock exercisable six months after the grant date. The exercise price for the options granted to non-employee directors is equal to the fair market value of the Common Stock on the date of grant. A total of 450,000 options have been granted under the Non-Employee Director Stock Option Plan, 390,000 of which are fully vested at December 31, 2002.

EMPLOYMENT AGREEMENTS

The Company has employment agreements with executive officers, Messrs Inman, Jay and Wallis and Mrs. Tucker, which are automatically renewed on a yearly basis, unless terminated by the death or disability of the employee, or upon at least six months written notification by either party. The employment agreements provide for base compensation, bonus compensation and participation in the employee benefit plans offered by the Company.

On April 11, 2000, the Company entered into Change of Control Agreements with executive officers, Messrs Inman, Jay, Wallis and Schuette, and Mrs. Tucker and key personnel. These agreements provide for payments to the executive officer or key employee of the Company, of one year's annual base salary, and a bonus of $5,000 for each year of Company service in excess of five years, in addition to outplacement services and continued Company employee benefit coverage for a one year period, in the event that such officer is terminated without cause within the period governed by the agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Lemuel E. Cunningham, who served on the Compensation Committee of the board of directors of the Company during 2002, was a Vice President of the Company from 1990-1996.

         PROPOSAL 2 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors recommends that the stockholders ratify the appointment of Moss Adams LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2003. In the event that ratification of this selection of auditors is not approved by a majority of the Outstanding Shares voting thereon, management and the Board of Directors will review their future selection of auditors. A representative of Moss Adams LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

 ------------------------------------------------------------------------------
                                  OTHER MATTERS
 ------------------------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers, directors or persons who own more than 10% of the Common Stock of the Company file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company on Form 4 and Form 5. Officers, directors and holders of more than 10% of the Common Stock are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports furnished to the Company and written representations with respect to the fiscal year ended December 31, 2002, all forms were filed on a timely basis.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

Any stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2004 Annual Meeting must be received at the principal executive offices of the Company not later than December 30, 2003.

The proxy holders will have discretionary authority to vote on any proposal that is presented at the 2004 Annual Meeting and not contained in the Company's proxy materials unless the Company receives notice of such proposal at its principal office no later than March 14, 2004.

MATTERS RAISED AT THE MEETING NOT INCLUDED IN THIS STATEMENT

As of the date of this Proxy Statement, the Company is not aware of any other business to be presented at the Annual Meeting. However, if other matters properly come before the meeting, the proxy holders will vote the proxies received in accordance with their best judgment on such matters.


THE COMPANY'S 2002 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER, AG-BAG INTERNATIONAL LIMITED, 2320 SE AG-BAG LANE, WARRENTON, OR 97146.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              LouAnn Tucker, Secretary

                          AG-BAG INTERNATIONAL LIMITED
                               2320 SE AG-BAG LANE
                               WARRENTON, OR 97146

                                 APRIL 28, 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Ag-Bag International Limited (the "Company").

                  Place:   Company Headquarters
                           2320 SE Ag-Bag Lane
                           Warrenton, OR  97146

                  Date:    Monday, June 2, 2003

                  Time:    9:00 a.m. local time

The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

The principal business to be transacted at the Annual Meeting will be election of directors and the ratification of the appointment of the Company's independent public accountants. The Board of Directors recommends that stockholders vote for election of the nominated directors and for ratification of the appointment of the Company's independent public accountants.

We know that many of our  stockholders  will be  unable  to  attend  the  Annual
Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                                     Sincerely,

                                                     Lou Ann Tucker, Secretary




 ------------------------------------------------------------------------------
                                    IMPORTANT

A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED
 ------------------------------------------------------------------------------

                          AG-BAG INTERNATIONAL LIMITED
                         ANNUAL MEETING -- JUNE 2, 2003
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Larry Inman and Lou Ann Tucker, and each of them, proxies, with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of stockholders of Ag-Bag International Limited to be held at 2320 SE Ag-Bag Lane, Warrenton, Oregon, on June 2, 2003, at 9:00 A.M. local time, or at any adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

         PROPOSAL 1 - ELECTION OF CLASS II DIRECTORS - PROPOSED BY BOARD OF DIRECTORS

         |_| FOR all nominees listed below (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.


         |_|   WITHHOLD AUTHORITY to vote for all nominees listed below.

               ARTHUR P. SCHUETTE       JAMES C. DEMATTEO

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________     _________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.


         PROPOSAL 2 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS - PROPOSED BY BOARD OF DIRECTORS

Ratify the selection of Moss Adams LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

     |_|      FOR               |_|      AGAINST            |_|     ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE PROPOSAL.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                           Date: _______________________, 2003.


                           _____________________________________________________
                           Stockholder's Signature

                           _____________________________________________________
                           Stockholder's Signature (if shares are held jointly)

                           Please date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable. When shares are held jointly, each joint owner should sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or other entity, please sign in such entity's name by an authorized person.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   Appendix I

                  Ag-Bag International Audit Committee Charter


Audit Committee's Role and Independence

The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial and management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgement. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose. This charter shall be reviewed and updated as needed.

Responsibilities

The audit committee's primary responsibilities include:

o Primary input into the recommendation to the board for the selection and retention of the independent accountant that audits the financial statements of the corporation. In the process, the committee will discuss and consider the auditor's written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports, and will provide to the independent accountant full access to the committee (and the board) to report on any and all appropriate matters.

o Provision of guidance and oversight to the internal audit function of the corporation, including review of the organization plans and results of such activity.

o Review of financial statements (including quarterly reports) with management and the independent auditor.

o Discussion with management and the auditors of the quality and adequacy of the corporation's internal controls.

o Discussion with management of the status of pending litigation, taxation matters, and other areas of oversight to the legal and compliance areas as may be appropriate.

o        Reporting on audit committee  activities to the full board and issuance
         annually  of  a  summary  report   (including   appropriate   oversight
         conclusions) suitable for submission to the shareholders.






                                    Page 17